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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K

                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported): May 5, 1998



                     AMERICAN BANKNOTE CORPORATION
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        (Exact Name of Registrant as Specified in its Charter)


                               DELAWARE
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            (State or Other Jurisdiction of Incorporation)

    1-3410                                               13-0460520
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(Commission File Number)               (I.R.S. Employer Identification No.)

200 PARK AVENUE, NEW YORK, N.Y.                        10166-4999
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(Address of Principal Executive Offices)                (Zip Code)

                            (212) 557-9100
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         (Registrant's Telephone Number, Including Area Code)


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     (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

     The information set forth in the press release issued by American Banknote Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

     (c)  Exhibits
          99.1 Press release of American Banknote Corporation dated
          May 5, 1998.




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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN BANKNOTE CORPORATION



                                       By: /s/ Patrick D. Reddy
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                                           Patrick D. Reddy,
                                           Vice President and
                                           Assistant Secretary

Date: May 15, 1998













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                                  EXHIBIT INDEX


Item No.

99.1 Press release of American Banknote Corporation dated May 5, 1998